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                                                                   EXHIBIT 10.9

                            INDEMNIFICATION AGREEMENT


        This Indemnification Agreement (this "Agreement") dated as of _______________, 2000, is between Direct Alliance Corporation, a Delaware corporation (the "Company"), and the undersigned (director and/or officer) of the Company (the "Indemnitee").

        WHEREAS, it is essential to the Company to retain and attract as directors and officers the most capable persons available;

        WHEREAS, Indemnitee has agreed to serve as a director and/or officer of the Company;

        WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment;

        WHEREAS, the Bylaws (the "Bylaws") of the Company require the Company to indemnify and advance expenses to its directors and officers to the fullest extent provided by law, and the Indemnitee has agreed to serve as a director and/or officer of the Company in part in reliance on such provisions in the Bylaws;

        WHEREAS, Section 145 of the General Corporation Law of the State of Delaware, under which law the Company is organized, empowers a corporation to indemnify a person serving as a director, officer, employee or agent of the corporation and a person who serves at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and such Section 145 and the Bylaws of the Company specify that the indemnification set forth in said Section 145 and in the Bylaws, respectively, shall not be deemed
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exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise; and

        WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner and Indemnitee's reliance on the foregoing provisions in the Bylaws and Certificate, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such provisions in the Bylaws and Certificate will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such provisions in the Bylaws or Certificate or any change in the composition of the Company's Board of Directors or acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent permitted by law and as set forth in this Agreement and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies.

        NOW, THEREFORE, in consideration of the premises and of Indemnitee agreeing to serve as a director and/or officer of the Company and intending to be legally bound hereby, the parties hereto agree as follows:

        1. Indemnity. The Company shall indemnify the Indemnitee and his or her executors, administrators or assigns, to the fullest extent permitted by applicable law, for any Expenses (as defined below) that the Indemnitee is or becomes legally obligated to pay in connection with any Proceeding. As used in this Agreement the term "Proceeding" shall include any threatened, pending or completed claim, action suit, investigation, inquiry or proceeding, whether brought by or in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative


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nature, in which the Indemnitee may be or may have been involved as a party, witness or otherwise, by reason of the fact that Indemnitee is, was or has agreed to become a director or officer of the Company, by reason of any actual or alleged error or misstatement or misleading statement made or suffered by the Indemnitee, by reason of any action taken by him or her or of any inaction on his or her part while acting as such director or officer, or by reason of the fact that he or she was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise; provided, however, that in each such case Indemnitee acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, in the case of a criminal proceeding, in addition had no reasonable cause to believe that his or her conduct was unlawful. As used in this Agreement, the term "other enterprise" shall include (without limitation) employee benefit plans and administrative committees thereof, and the term "fines" shall include (without limitation) any excise tax assessed with respect to any employee benefit plan. Any corporation, partnership, limited liability company or other entity on behalf of which Indemnitee may be deemed to be acting in connection with his or her service to the Company shall be entitled to the benefits of the indemnity provided for by this Agreement to the same extent and under the same conditions upon which Indemnitee is entitled to such indemnity.

        2. Expenses. As used in this Agreement, the term "Expenses" shall include, without limitation, damages, judgments, fines, penalties, excise taxes, and amounts paid or to be paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) and costs, attorneys' fees and disbursements and costs of attachment or similar bonds, investigations, and any expenses of establishing a right to indemnification under this


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Agreement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties, excise taxes or amounts paid or to be paid in settlement).

        3. Enforcement. If Indemnitee makes a request to be indemnified under this Agreement, the Board of Directors of the Company (acting by a quorum consisting of directors who are not parties to the Proceeding or, if such a quorum is not obtainable, acting upon an opinion in writing of independent legal counsel) ("Board Action") shall, as soon as practicable but in no event later than sixty (60) days after such request, authorize such indemnification. If a claim or request under this Agreement is not paid by the Company, or on its behalf, within sixty (60) calendar days after a written claim or request has been received by the Company, then the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim or request and if successful in whole or in part, the Indemnitee shall be entitled to be paid also the Expenses of prosecuting such suit. The burden of proving that the Indemnitee is not entitled to indemnification for any reason shall be upon the Company.

        4. Subrogation. Upon any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

        5. No Presumption. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that


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Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has delivered that indemnification is not permitted by applicable law or this Agreement.

        6. Exclusions. The Company shall not be liable under this Agreement to pay any Expenses in connection with any claim made against the Indemnitee:

                (a) to the extent that payment is actually made to the Indemnitee under a valid, enforceable and collectible insurance policy;

                (b) to the extent that the Indemnitee is indemnified and actually paid otherwise than pursuant to this Agreement;

               (c) in connection with a judicial action by or in the right of the Company, in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to Company unless and only to the extent that any court in which such action was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper;

               (d) if it is proved by final judgment in a court of law or other final adjudication to have been based upon or attributable to the Indemnitee's in fact having gained any personal profit or advantage to which he or she was not legally entitled;

               (e) for a disgorgement of profits made from the purchase and sale by the Indemnitee of securities pursuant to Section 16(b) of the Securities Exchange Act of


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        1934, as amended, and amendments thereto or similar provisions of any state statutory law or common law; or

               (f) for any judgment, fine or penalty which the Company is prohibited by applicable law from paying.

        7. Indemnification of Expenses of Successful Party. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against any and all Expenses incurred in connection therewith.

        8. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such Expenses to which the Indemnitee is entitled.

        9. Contribution. In the event that the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any Proceeding, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such action by Board Action or arbitration or by the court before which such action was brought in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event (s) and/or transaction (s) giving cause to such action; and/or (ii) the relative fault of the Company (and its other directors, officers, employees and agents) and Indemnitee in


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connection with such event(s) and/or transaction(s). Indemnitee's right to contribution under this Section 9 shall be determined in accordance with, pursuant to and in the same manner as, the provisions in this Agreement relating to Indemnitee's right to indemnification.

        10. Notice to the Company by Indemnitee. Indemnitee agrees to promptly notify the Company in writing upon being served with or having actual knowledge of any citation, summons, compliant, indictment or any other similar document relating to any action which may result in a claim of indemnification or contribution hereunder.

        11. Advance of Expenses. Notwithstanding anything in the Certificate, Bylaws or this Agreement to the contrary, if so requested by Indemnitee, expenses incurred by the Indemnitee in connection with any Proceeding, except the amount of any settlement, shall be paid by the Company within twenty (20) calendar days of such request of the Indemnitee that the Company pay such expenses. The Indemnitee hereby undertakes to repay to the Company the amount of any Expenses theretofore paid by the Company if a judgment or final adjudication adverse to Indemnitee establishes that Indemnitee, with respect to such Proceeding, is not entitled to indemnification.

        12.    Notice of Claim: Notice to Insurers.

               (a) The Indemnitee, as a condition precedent to his or her right to be indemnified under this Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him or her for which indemnity will or could be sought under this Agreement, but a failure or delay in giving such notice will affect the obligations of the Company hereunder only to the extent that the Company is prejudiced thereby or the failure or delay to give such notice prejudices the availability to the Company of insurance coverage for such claim. Such notice


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        shall contain the written affirmation of the Indemnitee that the standard of conduct necessary for indemnification hereunder has been satisfied. Notice to the Company shall be given at its corporate headquarters and shall be directed to the corporate secretary (or such other addressee as the Company shall designate in writing to the Indemnitee); notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, the Indemnitee shall give the Company such information and cooperation as it may reasonably require in connection with such claim.

               (b) If, at the time of the receipt of a notice of a Claim pursuant to Section 12(a) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

        13. Selection of Counsel. In the event the Company shall be obligated under this Agreement to pay the Expenses of any proceeding against Indemnitee, the Company, unless the Indemnitee determines that a conflict of interest exists between the Indemnitee and the Company with respect to a particular Claim, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the


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Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ his or her own separate counsel in any such proceeding in addition to or in place of any counsel retained by the Company on behalf of Indemnitee at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

        14. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument.

        15. Indemnification Hereunder Not Exclusive. The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Company's Certificate of Incorporation or Bylaws or applicable law, and nothing herein shall be deemed to diminish or otherwise restrict Indemnitee's right to indemnification under any such other provision. To the extent applicable law or the Certificate of Incorporation or the Bylaws of the Company, as in effect on the date hereof or at any time in the future, permit greater indemnification than as provided for in this Agreement, the parties hereto agree that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such law or provision of the Certificate or Bylaws and this Agreement shall be deemed amended without any further action by the Company or Indemnitee to grant such greater benefits. Indemnitee may elect to have Indemnitee's rights hereunder interpreted on the basis of


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applicable law in affect at the time of execution of this Agreement, at the time of the occurrence of an identifiable event giving rise to a claim or at the time indemnification is sought.

        16. Governing Law. This Agreement shall be governed by and construed in accordance with Delaware law, without giving effect to the principles of conflict of laws thereof.

        17. Saving Clause. Wherever there is conflict between any provision of this Agreement and any applicable present or future statute, law or regulation pursuant to which the Company and the Indemnitee have no legal right to contract, the latter shall prevail, but in such event the affected provisions of this Agreement shall be curtailed and restricted only to the extent necessary to bring them within applicable legal requirements.

        18. Coverage. The provisions of this Agreement shall apply with respect to the Indemnitee's service as a director and/or officer of the Company prior to the date of this Agreement and with respect to all periods of such service after the date of this Agreement, even though the Indemnitee may have ceased to be a director and/or officer of the Company.

        19. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors and permitted assigns. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first written above.


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                                      Direct Alliance Corporation

                                      By: ______________________________________

                                      Its: _____________________________________

                                      Indemnitee

                                      __________________________________________
                                      (Signature)

                                      __________________________________________
                                      (Printed Name)


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